Commitments and Contingencies	12 Months Ended
Dec. 25, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 17: Commitments and Contingencies
The Company and certain subsidiaries are involved in litigation and various legal matters that are being defended and handled in the ordinary course of business. Included among these matters are environmental issues. The Company does not include estimated future legal costs in accruals recorded related to these matters. The Company believes that it is remote that the Company’s contingencies will have a material adverse effect on its financial position, results of operations or cash flow.
Kraft Foods, Inc., which was formerly affiliated with Premark International, Inc., the Company’s former parent, and Tupperware, has assumed any liabilities arising out of certain divested or discontinued businesses. The liabilities assumed include matters alleging product liability, environmental liability and infringement of patents. As part of the acquisition of the direct selling businesses of Sara Lee Corporation in December 2005, that company indemnified the Company for any liabilities arising out of any existing litigation at that time and for certain legal matters arising out of circumstances which might relate to periods before or after the date of the acquisition.
On December 11, 2007, the Company experienced a fire at its Hemingway, SC facility, causing complete destruction of its main finished goods warehouse and its contents. As of December 26, 2009, the Company had settled its claim with its insurance companies and it received a total of $18.9 million in proceeds in 2009, bringing the total settlement to $61.5 million to recover the value of destroyed inventory; property, plant and equipment; and costs associated with recovering from the fire. This resulted in $19.0 million and $22.2 million pretax gains related to the fire being recorded in 2009 and 2008, respectively. In 2008, the Company included $19.5 million of these proceeds in operating activities on its Consolidated Statement of Cash flows, as these proceeds related to destroyed inventory and certain fire related costs. The Company included $18.9 million and $6.4 million in proceeds in investing activities for 2009 and 2008, respectively, as they related to property, plant and equipment. The Company netted, in 2009, $8.2 million of proceeds against capital expenditures on the Consolidated Statements of Cash Flows, as these proceeds represented a direct reimbursement of costs associated with rebuilding the distribution capability of the Hemingway facility.
Leases. Rental expense for operating leases totaled $29.6 million in 2010, $29.5 million in 2009 and $31.8 million in 2008. Approximate minimum rental commitments under non-cancelable operating leases in effect at December 25, 2010 were: 2011—$29.2 million; 2012—$20.3 million; 2013—$9.1 million; 2014—$7.2 million; 2015—$5.9 million; and after 2015—$4.2 million. Leases included in the minimum rental commitments for 2011 and 2012 primarily relate to lease agreements for automobiles which generally have a lease term of 2-3 years with the remaining leases related to office, manufacturing and distribution space. It is common for lease agreements to contain various provisions for items such as step rent or other escalation clauses and lease concessions, which may offer a period of no rent payment. These types of items are considered by the Company and are recorded into expense on a straight line basis over the minimum lease terms. There are no material lease agreements containing renewal options. Certain leases require the Company to pay property taxes, insurance and routine maintenance.